UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2023

SKYX PLATFORMS CORP.

(Exact name of Registrant as Specified in its Charter)

Florida	001-41276	46-3645414
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2855 W. McNab Road

Pompano Beach, Florida 33069

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (855) 759-7584

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	SKYX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On December 4, 2023, SKYX Platforms Corp. (the “Company”) renewed its five-year Licensing Master Services Agreement for U.S. and global licensing services of its standard and smart products (the “GE MSA”) with GE Technology Development, Inc. (“GE”), while sunsetting its original License Trademark Agreement with GE Trademark Licensing, Inc. (“GE-TL”).

The term of the GE MSA runs through for an initial five-year term, includes automatic one-year renewal provisions, and replaces the Company’s Master Services Agreement for global licensing services with GE dated June 14, 2019.

Pursuant to the GE MSA, GE’s licensing team will license certain of the Company’s standard and smart products in the U.S. and worldwide. For each licensing program the Company engages GE to conduct, GE’s licensing team will provide certain licensing services, including seeking and arranging for licensee partners, negotiating agreement terms, administering contracts, auditing partners, assisting with monetization and patent protection strategy, and providing mutually agreed support to defend the Company’s intellectual property.

The Company will pay a percentage of earned revenue to GE collected pursuant to license agreements established in connection with a program commercialized by GE’s licensing team, or with certain licensees introduced by GE to the Company.

In connection with the sunsetting of the License Trademark Agreement, the Company and a subsidiary of the Company has entered into a letter agreement (the “Letter Agreement”) with GE-TL restructuring the royalty payments to be payable over thirteen quarterly installments. The Company also agreed to issue a convertible note payable to GE-TL, with note terms and conditions to be mutually agreed upon by both parties.

The above descriptions of the GE MSA and the Letter Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the GE MSA and the Letter Agreement, the forms of which are filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”), and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure set forth under Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description
10.1*	Licensing Master Services Agreement, signed December 4, 2023, between SKYX Platforms Corp. and GE Technology Development, Inc., and Letter Agreement relating to Trademark License Agreement, between SQL Lighting & Fans, LLC and GE Trademark Licensing, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Portions of this exhibit (indicated by bracketed asterisks) are omitted in accordance with the rules of the Securities and Exchange Commission because they are both not material and the Company customarily and actually treats such information as private or confidential.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYX PLATFORMS CORP.

Date: December 8, 2023	By:	/s/ John P. Campi
	Name:	John P. Campi
	Title:	Co-Chief Executive Officer